                                  EXHIBIT 99.2


                              AMENDED AND RESTATED
                             STOCKHOLDERS AGREEMENT


               This AMENDED AND RESTATED STOCKHOLDERS AGREEMENT (this "Agreement") is made and entered into as of June __, 1998, by and among Physicians Clinical Laboratory, Inc., a Delaware corporation (the "Company"), and each of the entities listed under the caption "Stockholders" on the signature pages hereof (collectively, the "Stockholders").


                               W I T N E S S E T H


               WHEREAS, the Stockholders acquired the Securities (as defined below) in exchange for claims against the Company that were relieved pursuant to the Company's Plan of Reorganization approved by a court of appropriate jurisdiction (the "Plan") or in connection with compensation arrangements between the Company and such Stockholder or pursuant to a purchase of Securities from other Stockholders;

               WHEREAS, in connection with the acquisition of the Securities by the Stockholders, the Company and certain of the Stockholders entered into that certain Stockholders Agreement dated as of September 30, 1997 (the "Initial Agreement");

               WHEREAS, since the date of execution of the Initial Agreement, certain of the Stockholders have sold a portion of their Securities to other Stockholders;

               WHEREAS, the Company and the Stockholders have agreed that it is in the best interests of the parties hereto to amend and restate the Initial Agreement to reflect the agreements among the Company and the Stockholders resulting from the changes in relative holdings of the Stockholders;

               WHEREAS, on the date hereof the Stockholders own the Securities in the number of shares and percentage of outstanding Securities set forth in
Schedule I; and

               WHEREAS, the Company and the Stockholders deem it to be in their best interests to provide for continuity in the control and operation of the Company and for various other matters set forth herein.

               NOW, THEREFORE, in consideration of the agreements and mutual covenants set forth herein, the parties agree as follows:

               SECTION      (a)     DEFINITIONS.  As used in this Agreement, the
following terms have the following meanings:



                                  EXH. 99.2 - 1

               "15% Notes" has the meaning assigned to such term in
Section 8(d).

               "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided that beneficial ownership of 10% or more of the voting stock of a Person shall be deemed to be control.

               "Agreement" means this Agreement, as the same shall be amended from time to time.

               "Articles" means the Certificate of Incorporation of the Company as in effect on the date hereof and, following the date of filing with the Secretary of State of the State of Delaware, the Certificate of Incorporation as amended and restated in the form attached hereto as Exhibit A.

               "Business Day" means a day other than Saturday, Sunday or any other day on which banks located in the State of California or New York are authorized or obligated to close.

               "Buy/Sell Offering Notice" has the meaning assigned to such term in Section 8(a).

               "Buy/Sell Closing" has the meaning assigned to such term in
Section 8(b).

               "Cerberus" means Cerberus Partners, L.P. and any Affiliate of Cerberus.

               "Common Stock" means the Company's common stock, $0.01 par value per share.

               "Company" has the meaning assigned to such term in the preamble.

               "Company Transferee" has the meaning assigned to such term in
Section 3(a).

               "Company Transfer Notice" has the meaning assigned to such term in Section 3(a).

               "Company Transfer Securities" has the meaning assigned to such term in Section 3(a).

               "Employment Agreement" means that certain Employment Agreement dated as of September 30, 1997 by and between the Company and J. Marvin Feigenbaum, as amended.

               "Exchange Act" has the meaning assigned to such term in
Section 4(a).

               "Initiating Stockholder" has the meaning assigned to such term in
Section 8(a).

               "Initial Public Offering" means the public offering of shares of Common Stock of the Company pursuant to a Registration Statement in a transaction where (A) the aggregate Proceeds to be paid to the Company in such public offering (aggregated with the proceeds paid to the Company in any prior public offerings of shares of Common Stock of the Company in any prior public offerings of



                                  EXH. 99.2 - 2
shares of Common Stock of the Corporation pursuant to a Registration Statement) are not less than $10,000,000 and (B) the number of shares of Common Stock sold pursuant to such Registration Statement (aggregated with the shares previously sold pursuant to any Registration Statement filed by the Company, including in each case any shares sold or to be sold by selling shareholders) is not less than fifteen percent (15%) of the fully-diluted number of outstanding shares of Common Stock after giving pro forma effect to such Initial Public Offering.

               "Nu-Tech" means Nu-Tech Bio-Med, Inc.

               "Nu-Tech Stockholder Approval" has the meaning assigned to such term in Section 9.

               "Oaktree Holders" has the meaning assigned to such term in
Section 4(a).

               "OCM" has the meaning assigned to such term in Section 4(a).

               "Offer to Sell" has the meaning assigned to such term in
Section 3(b).

               "Option" has the meaning assigned to such term in Section 6(a).

               "Option Closing" has the meaning assigned to such term in
Section 6(b).

               "Option Price" has the meaning assigned to such term in
Section 6(a).

               "Option Shares" has the meaning assigned to such term in
Section 6(a).

               "Person" shall mean any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government or agency or political subdivision thereof.

               "Proceeds" shall mean the proceeds of the Company in a public offering net of underwriting discounts and commissions and before deducting any other expenses payable by the Company.

               "Pro Rata" shall mean, with respect to any offer of shares of Common Stock or securities exercisable or convertible into shares of Common Stock, an offer based on the relative percentages of Common Stock then held by or issuable to all of the Stockholders to whom such offer is made.

               "Public Offering" means any offering of Common Stock to the public, including the Initial Public Offering, either on behalf of the Company or any of its stockholders, pursuant to an effective Registration Statement under the Securities Act.

               "Qualifying Acquisition" has the meaning assigned to such term in
Section 3(a).

               "Registration Statement" means a registration statement filed by the Company pursuant to the Securities Act, other than registrations on Form S-8 or Form S-4 or any other registration form to be used for a business combination or any successor form to either of such forms.

               "Resolutions" has the meaning assigned to such term in
Section 5(b).



                                  EXH. 99.2 - 3

               "Responding Stockholder" has the meaning assigned to such term in
Section 8(a).

               "Securities" shall mean the shares of Common Stock and any securities exercisable for or convertible into shares of Common Stock, and whenever an amount of Securities is calculated or used in any provision of this Agreement, exercisable and convertible securities shall be counted as the number of shares of Common Stock issuable upon such exercise or conversion.

               "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

               "Stockholders" has the meaning assigned to such term in the preamble.

               "Stockholder Termination Date" has the meaning assigned to such term in Section 9.

               "Stock Purchase Agreement" has the meaning assigned to such term in Section 5(b).

               "Transfer" has the meaning assigned to such term in Section 2(a).

               "Transfer Notice" has the meaning assigned to such term in
Section 2.

               "Triggering Event" has the meaning assigned to such term in
Section 6(a).

               "Voting Stock" has the meaning assigned to such term in
Section 3(a).

               "Warrants" means the warrants issued pursuant to the Plan.

        SECTION              (A)    GENERAL PROVISIONS REGARDING TRANSFER.

                                            i)General Restrictions.  Subject to
Section 14(g), so long as this Agreement shall remain in force, none of the Securities may be issued, sold, assigned, transferred, given away or in any way disposed of by the Stockholders (any of the foregoing being hereinafter referred to as a "Transfer") unless:

                      (i) the Person in whose favor such Transfer is made shall deliver to the Company a written acknowledgment that the Securities to be transferred are subject to this Agreement and that such Person and such Person's successors in interest are bound hereby on the same terms as the Transferor of such Securities, but prior to any such Transfer, the Person proposing to make such Transfer shall give the Company (1) notice describing the manner and circumstances of the proposed Transfer and (2) if reasonably requested by the Company, a written opinion in form and substance reasonably satisfactory to legal counsel of the Company to the effect that the proposed Transfer may be effected without registration under the Securities Act or any applicable state law;

                      (ii) such Transfer shall be made pursuant to a public offering registered under the Securities Act and in accordance with applicable state law;

                      (iii) such Transfer is made to a Person who is an Affiliate of the transferring Stockholder;



                                  EXH. 99.2 - 4

                      (iv) such Transfer is made by Nu-Tech in a pro rata distribution of Securities to its stockholders; or

                      (v) such Transfer is made by the Oaktree Holders in a distribution of Securities to its partners.

Any attempted Transfer other than in accordance with this Agreement shall be void, and the Company shall refuse to recognize any such Transfer and shall not reflect on its records any change in record ownership of the Securities pursuant to any such attempted Transfer.

                                    (a) Mechanics of Transfer. Any Stockholder
who Transfers Securities shall (i) take all such actions and execute and deliver all such documents as may be necessary or reasonably requested by the Company in order to consummate the Transfer of such Securities and (ii) pay to the Company such amounts as may be required for any applicable stock transfer taxes.

                                    (b) Restrictions on Transfers by
Stockholders. Each of the Stockholders hereby agrees that, so long as this Agreement is in effect, it will not, without the prior written consent of the Company, sell or otherwise transfer any of the shares of Common Stock held by such Stockholder to Cerberus or any entity, other than a Stockholder, which owns, directly or indirectly, 5% or more of the issued and outstanding equity securities of any entity that conducts clinical or specialized laboratory services as its principal business.

                SECTION              (c) PREEMPTIVE RIGHTS. If the Company
proposes to issue or otherwise Transfer any Securities to any Person, then the Company shall make the offer to sell and otherwise comply with the requirements set forth in this Section 3. Notwithstanding the foregoing, (A) the Company may Transfer Securities, and any right, title or interest therein, without making the offer to sell set forth in this Section 3 in connection with (i) an Initial Public Offering, (ii) the issuance of up to 200,000 shares of Common Stock to management and employees of the Company pursuant to the Company's 1997 Equity and Performance Incentive Plan or any other incentive plan which provides for the issuance of Securities exclusively to directors, officers or employees of the Company, (iii) the issuance of shares of Common Stock pursuant to the Employment Agreement and the Warrants or (iv) an issuance of Securities in consideration for and upon consummation of (x) a merger with respect to which the holders of Voting Stock immediately prior to such merger beneficially own not less than a majority of the issued and outstanding shares of Voting Stock of the surviving entity or (y) an acquisition of assets or stock by the Company so long as, in either the case of (x) or (y), such transaction has been approved by the affirmative vote of at least one director appointed by Nu-Tech if, at the time such merger is consummated, Nu-Tech has the right to nominate directors pursuant to Section 4 hereof and the approval of the transaction by such director is required pursuant to Section 5 hereof (a "Qualifying Acquisition") and (B) any rights or obligations pursuant to this Section 3 shall terminate upon an Initial Public Offering. For purposes of this Section 3, "Voting Stock" shall mean stock of the Company of any class or series entitled to vote generally in the election of directors of the Company.

                                    (d) Transfer Notice. If the Company desires
in good faith to Transfer any Securities to any Person and the Company is required to make an offer to sell pursuant to paragraph (a) of this Section 3, the Company shall deliver a written notice of the proposed Transfer (the "Company Transfer Notice") to each Stockholder. The Company Transfer Notice shall contain a description of the proposed transaction and the terms thereof including the number of Securities and type of Securities proposed to be transferred (collectively, the "Company Transfer Securities"), the name of each person to whom or in favor of whom the proposed Transfer is to be made (the "Company



                                  EXH. 99.2 - 5

Transferee") and a description of the consideration to be received by the Company upon Transfer of the Company Transfer Securities. The Company Transfer Notice shall be accompanied by a copy of the bona fide third party written offer (for purposes of this Section 3, an executed letter of intent stating the terms of such offer, or incorporating by reference a separate summary of terms, shall be deemed a written offer). On a day that is not earlier than ten (10) days following the delivery of the Company Transfer Notice and after having received the requisite approval from the Board of Directors, the Company may issue the Company Transfer Securities to the Company
Transferee on the terms set forth in the Company Transfer Notice.

                                    (e) Terms of Offer. Upon completion of the
issuance of the Company Transfer Securities referred to in paragraph (b) above, the Company shall deliver a written offer to sell (the "Offer to Sell") to each Stockholder a Pro Rata portion of the Company Transfer Securities based upon such Stockholder's holdings of Common Stock. The Offer to Sell shall be on the same terms and conditions, and shall be for the same consideration, as described in the Company Transfer Notice; provided, however, that any such Stockholder may, at its option, pay fair market value in cash in lieu of any non-cash consideration.

                                    (f) Acceptance of Offer. For a period of
thirty (30) days after receipt of an Offer to Sell, any Stockholder may, by written notice to the Company, accept the Offer to Sell in whole or in part.

                                    (g) Transfer of Shares. Transfers of
Securities pursuant to offers made and accepted in accordance with this Section 3 shall occur simultaneously on a Business Day not more than sixty (60) days after the last date on which any offer made in accordance with this Section 3 could have been accepted and each such Transfer shall be made in accordance with Sections 2(a) and (b).

               SECTION              (h)     BOARD OF DIRECTORS.

                                            i)     Designated Directors.  The
Board of Directors of the Company shall consist of the following members:

               Dr. Nathan Rubin
               Mr. J. Marvin Feigenbaum
               Mr. Matthew S. Barrett
               Mr. David Sterling
               Mr. Kenneth Liang

Each of such director shall hold office until the next annual or special meeting called on or after the date one year from the date hereof for the purpose of electing directors in accordance with the provisions of the Company's Bylaws. Thereafter, each Stockholder shall cause all Securities that are entitled to vote and are beneficially owned by such Stockholder or its Affiliates, with respect to which such Stockholder or its Affiliates may direct the voting, or that are registered in the name of such Stockholder or its Affiliates to be voted as required, and will otherwise take or cause to be taken all such other action as may be necessary,

               (a) to cause the Board of Directors of the Company to consist of five (5) members, and (until such time as Nu-Tech and its Affiliates no longer beneficially own at least 20% of the issued and outstanding Common Stock, to elect two individuals designated in writing by Nu-Tech, as members



                                  EXH. 99.2 - 6
               of the Board of Directors, and (until such time as (A) funds and accounts managed by Oaktree Capital Management, LLC ("OCM") and their respective Affiliates (collectively, the "Oaktree Holders") no longer beneficially own more than 30% of the issued and outstanding Common Stock or (B) any "person" (as defined in Section 13(a) of the Exchange Act of 1934, as amended (the "Exchange Act")) or a "group" (as defined in Section 13(a)(3) and 14(a)(2) of the Exchange Act), other than Nu-Tech and its Affiliates, holds a number of shares of Common Stock of the Company that is greater than the number of shares of Common Stock of the Company held by the Oaktree Holders, to elect three individuals designated in writing by OCM; provided, that the requirement that the Oaktree Holders or Nu-Tech and its Affiliates beneficially own more than 30% or 20%, respectively, of the issued and outstanding Common Stock shall be adjusted in the event of the issuance by the Company of shares of Common Stock in a Qualifying Acquisition such that the percentage of the issued and outstanding Common Stock required to be beneficially owned by the Oaktree Holders or Nu-Tech and its Affiliates, as applicable, following such issuance of Common Stock shall be equal to the quotient determined by dividing (x) the aggregate number of shares of Common Stock that equals the specified percentage of the issued and outstanding shares of Common Stock as of the date hereof by (y) the sum of (I) the number of shares of Common Stock issued and outstanding as of the date hereof plus
               (II) the number of shares of Common Stock issued in such Qualifying Acquisition, plus (III) the number of shares of Common Stock issued in all previously consummated Qualifying Acquisitions.

                                    (i) Filling Vacancies, etc. At such time as
a vacancy is created on the Board of Directors by the death, removal or resignation of any one of the directors, the remaining directors shall meet in person or by telephone for the purpose of approving and appointing a director to fill such vacancy in accordance with the provisions of the Bylaws of the Company. Notwithstanding the foregoing sentence, if a director designated by OCM or Nu-Tech, as the case may be, resigns or is removed from or vacates such position for any reason prior to the expiration of his or her term as a director of the Company, then, OCM or Nu-Tech, respectively, shall have the right to nominate a replacement designee so long as it continues to beneficially own not less than the applicable percentage of outstanding Securities set forth in paragraph (a) of this Section 4, and the other Stockholders shall cause the directors to elect such replacement designee to the Board of Directors or the Stockholders shall vote their Securities at any regular or special meeting called for the purpose of filling positions on the Board of Directors, or in any written consent executed in lieu of such a meeting of stockholders, and shall take all other actions necessary, to ensure the election to the Board of Directors of such replacement designee to fill the unexpired term of the director whom such new designee is replacing. Each director elected to the initial Board of Directors and each nominee to the Board of Directors shall provide each of the Stockholders with his or her resume prior to such time as he or she is elected to the Board of Directors.

                                    (j) Voting Agreement. All parties to this
Agreement agree that this Section 4 shall constitute a voting agreement within the meaning of Section 218 of the Delaware General Corporation Law.

                                    (k) Termination. The rights and obligations
of the Stockholders pursuant to this Section 4 shall terminate on the date that is the earlier of (i) ten years from the date hereof and (ii) the date on which Nu-Tech ceases to own at least 20% of the issued and outstanding shares of Common Stock held by Nu-Tech on the date hereof.



                                  EXH. 99.2 - 7

               SECTION              (l)     CORPORATE GOVERNANCE.

                                            i) During such time as Nu-Tech has
the right to appoint directors pursuant to Section 4 hereof, the affirmative vote of at least one director appointed by Nu-Tech pursuant to Section 4 hereof shall be required to:

                                            ii) authorize, issue or enter into,
or proposing to authorize, issue or enter into, any agreement, including, without limitation, options, warrants or other rights providing for the issuance or sale (contingent or otherwise) of any equity securities or any notes or debt securities containing equity features (including, without limitation, any notes or debt securities convertible into or exchangeable for equity securities, or containing provisions that set or provide a mandatory formula for determining, directly or indirectly, the participation in earnings and profits, or options, warrants or rights to acquire securities exchangeable or exercisable for any such securities) of the Company other than issuances of securities pursuant to the Warrants, employee benefit plans, management incentive plans or employment agreements with officers of the Company;

                                            iii) issue, or propose to issue, any
capital stock whether of the same series as, or of a different series from, the Securities;

                                            iv) supplement, modify, amend,
rescind, alter or restate, or propose to supplement, modify, amend, rescind, alter or restate, in any manner the Articles or the By-Laws of the Company;

                                            v) directly or indirectly, redeem,
purchase or otherwise acquire, or propose to redeem, purchase or otherwise acquire, any of its capital stock, including any options, warrants or rights to acquire any of its capital stock, or any security exercisable or exchangeable for or convertible into any of its capital stock, directly or indirectly;

                                            vi) liquidate or dissolve or propose
to liquidate or dissolve, or effecting, or propose to effect, a recapitalization or reorganization of the Company in any form of transaction;

                                            vii) consolidate or merge, or
propose to consolidate or merge, with or into any other Person or transfer (by lease, assignment, sale or otherwise) all or substantially all of the properties and assets of the Company, in a single transaction or through a series of related transactions;

                                            viii) incur, or cause any subsidiary
of the Company to incur, after the date hereof, any indebtedness or other payment obligation out of the ordinary course of business (other than amounts borrowed pursuant to that certain Loan and Security Agreement dated as of September 30, 1997, by and between Bio-Cypher Funding Corp., a Delaware corporation, and Daiwa Healthco-2, LLC, as in effect on the date hereof) that, when aggregated with all other then outstanding indebtedness of the Company and its subsidiaries incurred after the date hereof and payment obligations of the Company and its subsidiaries incurred after the date hereof, exceeds $1,000,000;

                                            ix) make any Capital Expenditure (as
hereinafter defined) after the date hereof that, when aggregated with all other Capital Expenditures made in the immediately preceding twelve (12) month period, which initial twelve (12) month period shall begin on



                                  EXH. 99.2 - 8
the date hereof, exceed $1,000,000. As used herein, "Capital Expenditure" means expenditures made in connection with the purchase, construction or improvement of items properly categorized, in accordance with generally accepted accounting principles, on the balance sheet of the Company as property, plant or equipment, but not including any Capital Expenditures that are made out of the proceeds of casualty insurance covering any property, plant and equipment of the Company; or

                                            x) modify, amend, extend or renew
the Employment Agreement or otherwise approve any compensation arrangement or other transaction for the benefit of Mr. Feigenbaum other than as provided in the Employment Agreement;

provided, however, that the affirmative vote of a director appointed by Nu-Tech shall not be required to approve any of the foregoing actions following the Stockholder Termination Date (as defined herein) if the Nu-Tech Stockholder Approval has not been obtained prior to the Stockholder Termination Date; and, provided further, that if, prior to the Stockholder Termination Date, both of the directors nominated by Nu-Tech fail to affirmatively vote for any action described in this Section 5(a) and the action is approved by a majority of the directors constituting the Board of Directors, then the Company may take such action despite the provisions of this Section 5(a) if OCM notifies Nu-Tech in writing that it has elected to exercise the Option described in Section 6 hereof.

                                    (m) During such period of time as
indemnification claims may be instituted pursuant to that certain Stock Purchase Agreement by and between the Company and Nu-Tech dated as of February 24, 1997 (the "Stock Purchase Agreement") and notwithstanding anything to the contrary contained in the General Corporation Law of the State of Delaware or the contrary vote of directors constituting the majority of the Board of Directors, upon the affirmative vote of two directors, the Company shall institute claims for indemnification pursuant to Section 10.6 of the Stock Purchase Agreement. In furtherance of the foregoing, the Stockholders shall take or cause to be taken all action as may be necessary to cause the Board of Directors to adopt resolutions substantially in the form attached hereto as Exhibit A (the "Resolutions"), which Resolutions shall establish an Indemnity Committee composed of two Directors designated by OCM and, so long as Nu-Tech is entitled to designate Directors pursuant to Section 4 hereof, one Director designated by Nu-Tech, which committee shall have the sole authority to institute such claims for indemnification and which committee shall cease to be a committee of the Board of Directors of the Company at such time as the Company is no longer permitted to institute claims for indemnification pursuant to the Stock Purchase Agreement. Further, the Stockholders shall take or cause to be taken all action as may be necessary to ensure that the Resolutions are not amended or rescinded, and that no resolutions inconsistent therewith are adopted by the Board of Directors, until the expiration of the term of the Indemnity Committee as set forth in the Resolutions. In addition, the Company shall reimburse any such director for the reasonable costs and expenses incurred by such director in prosecuting claims instituted on behalf of the Company pursuant to the provisions of this Section 5(b) and shall, to the fullest extent permitted by Delaware law and the certificate of incorporation and bylaws of the Company, indemnify and hold harmless such director for any liability incurred in connection with the initiation or prosecution of such claims.

               SECTION              (n)     OPTION.

                                    (o) Nu-Tech hereby grants to OCM an
exclusive option (the "Option"), exercisable in OCM's sole and absolute discretion, to purchase all of the Securities held at the time of exercise of such Option (the "Option Shares") by Nu-Tech for aggregate consideration of $10,000,000 (the "Option Price"). The Option is exercisable by OCM on or prior to the earlier of (x)



                                 EXH. 99.2 - 9

December 31, 2000 or (y) if the Nu-Tech Stockholder Approval is not obtained prior to the Stockholder Termination Date, the Stockholder Termination Date and in each case shall be exercisable for a period of ninety (90) days following each date on which (i) one or more directors nominated by Nu-Tech fails to affirmatively vote for any action described in Section 5(a) of this Agreement that would, pursuant to the terms of Section 5(a) of this Agreement, require the approval of a director nominated by Nu-Tech and (ii) such action is approved by a majority of the members of the Board of Directors (each such date, a "Triggering Event").

                                    (p) OCM may exercise the Option by
delivering written notice to Nu-Tech of its intent to so exercise the Option and specifying the date on which the closing of such exercise of the Option shall occur, which shall in no event be later than ninety (90) days following the Triggering Event (the "Option Closing"). In connection with the exercise of the Option and the Option Closing, Nu-Tech will make such representations and warranties as are customary in similar transactions and as may be reasonably requested by OCM regarding ownership of, and ability to transfer, the shares of Common Stock subject to the Option. At the Option Closing, Nu-Tech shall sell, transfer and assign, and OCM, or its designees, shall purchase, all of Nu-Tech's right, title and interest in and to the Option Shares and OCM or its designees, will pay the Option Price by wire transfer of immediately available funds to such account or accounts as Nu-Tech may reasonably direct by written notice delivered to OCM, or its designees, by Nu-Tech at least one Business Day before the date of the Option Closing. Simultaneously with the receipt of the Option Price, Nu-Tech will assign and transfer to OCM, or its designees, all of Nu-Tech's right, title and interest in and to the Option Shares by delivering to OCM a certificate or certificates representing the Option Shares, in genuine and unaltered form, duly endorsed in blank with requisite stock transfer tax stamps, if any, attached. In the event that OCM exercises the option described herein prior to the Stockholder Termination Date and, as of such date, the Nu-Tech Stockholder Approval has not been obtained, the Option Closing shall occur as soon as practicable following the date on which Nu-Tech Stockholder Approval is obtained and at such closing Nu-Tech shall transfer and deliver to OCM or its designees all right, title and interest in the Option Shares as described in this Section 6 together with all property or cash received by Nu-Tech as distributions from the Company following the date on which OCM exercises the Option and prior to the date on which the Option Closing occurs; provided that in the event the Nu-Tech Stockholder Approval (as defined in Section 9) is not obtained prior to the Stockholder Termination Date, the exercise of the Option shall be deemed to have not occurred and OCM shall have no obligation to deliver the Option Price to Nu-Tech. The obligations of Nu-Tech pursuant to this Section 6 shall be binding upon any transferees of any Securities held by Nu-Tech and the successors in interest of Nu-Tech.

               SECTION              (q) VOTING AGREEMENT.

               Feigenbaum hereby agrees that in the event that following the purchase by Oaktree Holders of the Option Shares pursuant to the provisions of
Section 6 hereof or the purchase by the Oaktree Holders of Securities held by Nu-Tech pursuant to Section 8 hereof, the Oaktree Holders beneficially own less than 90% of the issued and outstanding shares of Common Stock, Feigenbaum and each of his successors and transferees shall vote or cause to be voted all Securities held by Feigenbaum and each of his successors and transferees as directed by OCM and Feigenbaum will, and will cause each of his successors and transferees to, execute such proxies and take all action deemed necessary by OCM to cause such Securities to be so voted. The parties agree that this Section 7 shall constitute a voting agreement within the meaning of Section 218 of the Delaware General Corporation Law.



                                 EXH. 99.2 - 10

               SECTION              (r) BUY-SELL AGREEMENT.

                                    (s) Subject to receipt of the Nu-Tech
Stockholder Approval, from and after December 31, 2000 until the date that is five years following the date the that Nu-Tech Stockholder Approval is obtained, either OCM or Nu-Tech (the "Initiating Stockholder") may give written notice (the "Buy/Sell Offering Notice") to the other party (the "Responding Stockholder") of the Initiating Stockholder's intent to rely on this Section 8 and to purchase all (but not less than all) of the Securities that the Responding Stockholder owns, whereupon the provisions set forth in this Section 8 shall apply.

                                    (t) The Initiating Stockholder shall specify
in the Buy/Sell Offering Notice the cash purchase price per share at which the Initiating Stockholder would be willing to purchase all of the Securities that the Responding Shareholder owns, which consideration shall not be less than $0.81 per share (subject to adjustment to reflect any and all stock splits, stock dividends and other combinations and reclassifications of Securities occurring following the date of this Agreement) and the date on which such transaction will be consummated (which such date shall not be more than ninety
(90) nor less than fifteen (15) days after the date of receipt by the Responding Stockholder of the Buy/Sell Offering Notice (the "Buy/Sell Closing")). "Cash" for purposes of this Agreement shall mean same-day funds denominated in U.S. dollars. In connection with the Buy/Sell Closing, the participating Stockholders will make such representations and warranties as are customary in similar transactions and as may be reasonably requested by the other party to such transaction, including representations regarding ownership of, ability to transfer and ability to purchase the Securities. At the Buy/Sell Closing, the selling Stockholder shall sell, transfer and assign, and the purchasing Stockholder, or its designees, shall purchase, all of the selling Stockholder's right, title and interest in and to the Common Stock. At the Buy/Sell Closing, the purchasing Stockholders will pay the purchase price by wire transfer of immediately available funds to such account or accounts as selling Stockholder may reasonably direct by written notice delivered to the purchasing Stockholder by the selling Stockholder at least one Business Day before the date of the Buy/Sell Closing. Simultaneously, the selling Stockholder will assign and transfer to the purchasing Stockholder, all of the selling Stockholder's right, title and interest in and to the Common Stock by delivering a certificate or certificates representing such shares, in genuine and unaltered form, duly endorsed in blank with requisite stock transfer tax stamps, if any, attached.

                                    (u) Upon receipt of the Buy/Sell Offering
Notice, the Responding Stockholder shall be obligated either:

                                            i) To sell to the Initiating
Stockholder for Cash all of its Securities on the date, at the price per share and on the terms set forth in the Buy/Sell Offering Notice; or

                                            ii) To purchase all of the
Securities owned by the Initiating Stockholder for cash on the date, at the price per share and on the terms set forth in the Buy/Sell Offering Notice. If the Responding Stockholder elects to purchase the shares of the Initiating Stockholder, the offer of the Initiating Stockholder to purchase the Responding Stockholder's shares shall be deemed to be null and void and the Initiating Stockholder shall be deemed to have accepted an offer by the Responding Stockholder to purchase the Initiating Stockholder's shares at the per share purchase price proposed by the Initiating Stockholder.



                                 EXH. 99.2 - 11

The Responding Stockholder shall notify the Initiating Stockholder of its election within thirty (30) days after receipt of the Buy/Sell Offering Notice. Failure to give notice within the required time period shall be deemed an election by the Responding Stockholder to sell its shares under subsection (a) above.

                                    (v) Notwithstanding anything to the contrary
herein, the obligations of OCM and the Oaktree Holders to sell Securities pursuant to this Section 8 shall be conditioned upon the payment in full and in cash by the Company of all unpaid principal and accrued and unpaid interest with respect to the 15% Senior Secured Notes (the "15% Notes") of the Company due 2001 then outstanding (including all 15% Notes issued in payment of interest obligations on the 15% Notes).

               (e) The obligations of Nu-Tech pursuant to this Section 6 shall be binding upon any transferees of any Securities held by Nu-Tech and the successors in interest of Nu-Tech.

               SECTION              (w) NU-TECH STOCKHOLDER APPROVAL. Nu-Tech
hereby agrees to use its best efforts to obtain all necessary approvals of the stockholders of Nu-Tech for the transactions described in Section 6 and Section 8 of this Agreement (the "Nu-Tech Stockholder Approval") as promptly as practicable and in any event prior to the date that is the earlier of (a) one hundred and twenty (120) days following the date on which the audit of Nu-Tech's financial statements for the year ended March 31, 1998 has been completed and (b) December 31, 1998 (the "Stockholder Termination Date").

               SECTION              (x) CERTIFICATE OF INCORPORATION.

               Each of the parties hereto agrees that the Amended and Restated Certificate of Incorporation attached hereto as Exhibit A is approved as the Certificate of Incorporation of the Company and the parties hereto agree that such Amended and Restated Certificate of Incorporation shall be filed with the Secretary of State of the State of Delaware as promptly as practicable following the earlier of the date on which the Company is in good standing in the State of Delaware or the date on which the Secretary of State of the State of Delaware shall accept such document for filing.

               SECTION              (y) CERTIFICATES.

                                    (z) Restrictive Endorsements. Each
certificate evidencing any Securities shall bear a legend in substantially the following form:

        "The securities evidenced by this certificate are subject to an Amended and Restated Stockholders Agreement dated as of June 12, 1998, copies of which are on file at the principal office of the Company and will be furnished to the holder on request to the Secretary of the Company. Such Stockholders Agreement provides, among other things, for certain prior rights to purchase and certain obligations to sell and to purchase the shares represented by this certificate and certain restrictions on voting, sale, transfer, pledge, hypothecation or other disposition of the securities evidenced by this certificate. By accepting the shares of stock represented by this certificate the holder agrees to be bound by such Stockholder's Agreement"

                                    (aa) Replacement Certificates. Upon receipt
by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any certificate evidencing any Securities, and (in the case of loss, theft or destruction) of indemnity reasonably



                                 EXH. 99.2 - 12
satisfactory to the Company, upon surrender and cancellation of such certificate or receipt of such indemnity, the Company will execute, register and deliver a new certificate of like tenor in lieu of such lost, stolen, destroyed or mutilated certificate.

               SECTION              (bb) REPRESENTATIONS. Each Stockholder
represents that such Stockholder is the record and beneficial owner of the number of issued and outstanding Securities appearing opposite such Stockholder's name in Schedule I attached hereto, free and clear of any option, lien, encumbrance or charge of any kind whatsoever, except as created by or described in this Agreement.

               SECTION              (cc) EQUITABLE RELIEF. The parties hereto
agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce such provisions.

               SECTION              (dd) MISCELLANEOUS.

                                    (ee) Notices. All communications under this
Agreement shall be in writing and shall be personally delivered, sent by facsimile transmission or mailed by first class mail, postage prepaid:

                                            i)     if to the Company, at

                      Physicians Clinical Laboratory, Inc.
                      3301 C Street
                      Sacramento, California  95816
                      Attention: Chief Financial Officer

                                            ii)    if to the Stockholders, at

                      NU-TECH BIO-MED, INC.
                      Attn: Mr. J. Marvin Feigenbaum
                      476 Main Street
                      Wakefield, Rhode Island  02879
                      Fax: 401-789-9934

                      OAKTREE CAPITAL MANAGEMENT, LLC
                      Attn: Mr. Matthew Barrett
                      550 S. Hope Street, 22nd Floor
                      Los Angeles, California  90071
                      Fax: 213-694-1599

                      J. Marvin Feigenbaum
                      C/O NU-TECH BIO-MED, INC.
                      476 Main Street
                      Wakefield, Rhode Island  02879
                      Fax: 401-789-9934



                                 EXH. 99.2 - 13
or at such other address as the appropriate party to this Agreement may have furnished in writing to each other party hereto, or

                                            iii)   if to any other Person who is
the registered holder of any Securities to the address for the purpose of such holder as it appears in the stock ledger of the Company.

Any notice shall be deemed to have been duly given when delivered by hand if personally delivered, by confirmation of completed facsimile transmission if delivered by facsimile, and if sent by mail, two (2) Business Days after being deposited in the mail, postage prepaid.

                                    (ff) Waiver. No failure or delay on the part
of the parties or any of them in exercising any right, power or privilege hereunder, nor any course of dealing between the parties or any of them shall operate as a waiver of any such right, power or privilege nor shall any single or partial exercise of any such right, power or privilege preclude the simultaneous or later exercise of any other right, power or privilege. The rights and remedies herein expressly provided are cumulative and are not exclusive of any rights or remedies which the parties or any of them would otherwise have. No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the other parties or any of them to take any other or further action in any circumstances without notice or demand.

                                    (gg) Counterparts. This Agreement may be
executed in two or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

                                    (hh) Governing Law. This Agreement shall be
construed in accordance with and governed by the laws of the State of Delaware.

                                    (ii) Filing. A copy of this Agreement and of
all amendments hereto shall be filed at the principal office of the Company.

                                    (jj) Amendment or Termination. This
Agreement may be amended or terminated at any time only by an instrument in writing signed by holders of shares of Common Stock representing 75% of shares of Common Stock held by the Stockholders as of the date hereof (subject to adjustment for stock splits, stock dividends and similar combinations and reclassifications of Common Stock).

               (g) Benefit and Binding Effect. Except as otherwise provided in this Agreement, no right under this Agreement shall be assignable and any attempted assignment in violation of this provision shall be void. The rights of Nu-Tech pursuant to Section 8 hereof and the obligations of OCM, as agent on behalf of certain funds and accounts pursuant to Section 8 hereof shall be binding upon and inure only to the benefit of Nu-Tech and OCM, respectively, and shall not be assignable to or transferable to any successor holder of Securities. Subject to the foregoing and compliance with the terms of this Agreement regarding Transfer of Securities, this Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. This Agreement does not create and shall not be construed as creating any rights enforceable by any Person not a party hereto.



                                 EXH. 99.2 - 14

               (h) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provisions in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

               SECTION 14.   LIMITATIONS ON LIABILITY.

               Each of the parties hereto acknowledges that in no event shall any of the partners, officers, directors, shareholders, employees, agents, affiliates or investment managers (collectively "Representatives") of OCM, as agent and on behalf of the funds and accounts set forth on Schedule II attached hereto (the "Funds"), have any obligation or liability to such party for any action taken or omitted by or on behalf of such Funds or in connection herewith (such obligation and liability being the sole responsibility of such Funds). Each party hereto further acknowledges and agrees that (a) all obligations and liabilities of each Fund under this Agreement or in connection herewith are enforceable solely against such Fund and its assets and not against the assets of OCM, any other Fund or any Representatives of OCM and (b) the obligations and liabilities of each Fund shall be several in the proportions set forth on
Schedule II hereto and not joint and several.

                            [signature page follows]



                                 EXH. 99.2 - 15

               IN WITNESS WHEREOF, the parties hereto have executed this Stockholders Agreement as of the day and year first above written.

The Company:                        PHYSICIANS CLINICAL LABORATORY, INC.



                                    By:
                                       -------------------------------
                                       J. Marvin Feigenbaum
                                       Chief Operating Officer


Stockholders:

                                    NU-TECH BIO-MED, INC.



                                    By:
                                       ------------------------
                                       J. Marvin Feigenbaum
                                       Chief Executive Officer


                                    OAKTREE CAPITAL MANAGEMENT, LLC, as agent and on behalf of certain funds and accounts



                                    By:
                                       ------------------------
                                       Name:
                                       Title:



                                    By:
                                       ------------------------
                                       Name:
                                       Title:



                                       ------------------------
                                       J. Marvin Feigenbaum



                                 EXH. 99.2 - 16

                                   SCHEDULE I



STOCKHOLDER                                           SECURITIES
-----------                                           ----------

Nu-Tech Bio-Med, Inc.

Oaktree Capital Management, LLC,
as agent and on behalf of the
funds and accounts set forth on
Schedule II hereto


J. Marvin Feigenbaum



                                 EXH. 99.2 - 17

                                   SCHEDULE II



OCM Opportunities Fund, L.P.                    54.0%

Columbia/HCA Master Retirement Trust             4.0%
        (Separate Account I)

OCM Opportunities Fund II, L.P.                 41.0%

Columbia/HCA Master Retirement Trust             1.0%
        (Separate Account II)



                                 EXH. 99.2 - 18